                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                Perrigo Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 [PERRIGO LOGO]

                                PERRIGO COMPANY

                               515 EASTERN AVENUE
                            ALLEGAN, MICHIGAN 49010
                           TELEPHONE: (269) 673-8451

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                           TUESDAY, OCTOBER 28, 2003
                                 10:00 A.M. EST

                            PERRIGO CORPORATE OFFICE
                               515 EASTERN AVENUE
                            ALLEGAN, MICHIGAN 49010

     The purpose of our 2003 Annual Meeting is to elect three directors for a three-year term beginning at the Annual Meeting and to approve the Perrigo Company 2003 Long-Term Incentive Plan. The Board of Directors recommends that you vote FOR each of the director nominees and FOR the approval of the Plan.

     You can vote at the Annual Meeting in person or by proxy if you were a shareholder of record on September 2, 2003.

     It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To be certain that your shares are represented, we ask that you sign, date and return the enclosed proxy card or proxy voting instruction form as soon as possible or vote by telephone or Internet by following the instructions on the proxy card. Whatever method you choose, please vote as soon as possible. You may revoke your proxy at any time prior to the Annual Meeting.

     Our 2003 Annual Report to Shareholders is enclosed.

                                          Sincerely,

                                          John R. Nichols
                                          Secretary

September 26, 2003

                                PERRIGO COMPANY

             ------------------------------------------------------

                                PROXY STATEMENT
             ------------------------------------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Questions and Answers.......................................      1
Election of Directors.......................................      4
Board of Directors and Its Committees.......................      6
Director Compensation.......................................      7
Ownership of Perrigo Common Stock...........................      9
Section 16(a) Beneficial Ownership Reporting Compliance.....     11
Executive Compensation......................................     11
Equity Compensation Plan Information........................     15
Report of the Compensation Committee on Executive
   Compensation.............................................     16
Company Performance.........................................     19
Approval of 2003 Long-Term Incentive Plan...................     20
Report of the Audit Committee...............................     27
Independent Accountants.....................................     28
Annual Report on Form 10-K..................................     28
Audit Committee Charter.....................................    A-1

     The proxy statement and form of proxy are first being sent to shareholders on or about September 26, 2003.

                             QUESTIONS AND ANSWERS

     Following are questions often asked by shareholders of publicly held companies. We hope that the answers will assist you in casting your vote.

WHAT AM I VOTING ON?

     We are soliciting your vote on:

         1. The election of three directors for a three-year term beginning at the Annual Meeting; and

         2. The approval of our 2003 Long-Term Incentive Plan.

WHO MAY VOTE?

     Shareholders of record at the close of business on September 2, 2003, the record date, may vote. On that date, there were 70,006,921 shares of Perrigo common stock outstanding.

HOW MANY VOTES DO I HAVE?

     Each share of Perrigo common stock that you own entitles you to one vote.

HOW DO I VOTE?

     You may vote your shares in any of the following four ways:

        1. By mail:                        complete the proxy card or voting
                                           instruction form and sign, date and return
                                           it in the enclosed envelope.
        2. By telephone:                   call the toll-free number on the proxy
                                           card, enter the control number on the
                                           proxy card and follow the recorded
                                           instructions.
        3. By Internet:                    go to the website listed on the proxy
                                           card, enter the control number on the
                                           proxy card and follow the instructions
                                           provided.
        4. In person:                      attend the Annual Meeting, where ballots
                                           will be provided.

     You may also vote by telephone or over the Internet if you hold your shares through a bank or broker that offers either of those options. If you choose to vote in person at the Annual Meeting and your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on September 2, 2003, the record date for voting.

HOW DOES DISCRETIONARY VOTING AUTHORITY APPLY?

     If you sign, date and return your proxy card or vote by telephone or Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Douglas R. Schrank and John R. Nichols to vote for the items discussed in these proxy materials and on any other matter that is properly raised at the Annual Meeting. In that event, your proxy will be voted FOR the election of each director nominee, FOR the approval of the 2003 Long-Term Incentive Plan and FOR or AGAINST any other properly raised matters at the discretion of Messrs. Schrank and Nichols.

MAY I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is exercised in one of four ways:

         1. Notify our Secretary in writing before the Annual Meeting that you are revoking your proxy. The notice should be sent to our address on the cover of this proxy statement.

         2. Submit another proxy with a later date.

         3. Vote by telephone or Internet after you have given your proxy.

         4. Vote in person at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted.

WHAT CONSTITUTES A QUORUM?

     The presence, in person or by proxy, of the holders of a majority of Perrigo shares entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.

     Abstentions and broker non-votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. A broker non-vote occurs when a broker submits a proxy that does not indicate a vote for a proposal because he or she does not have voting authority and has not received voting instructions from you.

WHAT VOTE IS REQUIRED TO ELECT THE DIRECTOR NOMINEES AND TO APPROVE THE 2003 LONG-TERM INCENTIVE PLAN?

     Election of Directors:   A plurality of the votes cast will elect
directors. This means that the three nominees who receive the highest number of votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that by following the instructions on the proxy card or by withholding authority as prompted during telephone or Internet voting or in person at the meeting. Abstentions and broker non-votes will have no effect on the election of the directors.

     Approval of the 2003 Long-Term Incentive Plan:   The Plan must be approved
by a majority of the votes cast by the holders of shares entitled to vote on this proposal. Abstentions and broker non-votes will not be treated as votes cast in determining approval of the Plan and, therefore, will not have the effect of a vote for or against the proposal.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR NEXT YEAR'S ANNUAL MEETING?

     You must submit a proposal to be included in our proxy statement for the 2004 annual meeting of shareholders no later than May 29, 2004. Your proposal must be in writing and must comply with the proxy rules of the Securities and Exchange Commission. You may also submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2004 annual meeting. If you want to do this, we must receive your written proposal on or after July 30, 2004, but on or before August 19, 2004. If you submit your proposal after the deadline, then Securities and Exchange Commission rules permit the individuals named in the proxies solicited by Perrigo's Board of Directors for that meeting to exercise discretionary voting power as to that proposal but they are not required to do so.

     To be properly brought before an annual meeting, our by-laws require that your proposal include: (1) your name and address as they appear on our stock records; (2) a brief description of the business you want to bring before the meeting; (3) the reasons for conducting the business at the meeting; (4) any interest you have in the business you want to bring before the meeting; and (5) the number of shares of Perrigo common stock that you own beneficially and of record. You should send any proposal to our Secretary at our address on the cover of this proxy statement.

HOW DO I NOMINATE A DIRECTOR?

     If you wish to nominate an individual for election as director at the 2004 annual meeting, we must receive your nomination on or after July 30, 2004, but on or before August 19, 2004. In addition, our by-laws require that for each person you propose to nominate you provide: (1) your name and address as they appear on our stock records; (2) the number of shares of Perrigo common stock that you own beneficially and of record; (3) the nominee's written statement that he or she is willing to be named in the proxy statement as a nominee and to serve as a director if elected; and (4) any other information regarding the nominee that would be required by the Securities and Exchange Commission to be included in a proxy statement had Perrigo's Board of Directors nominated that individual. You should send your proposed nomination to our Secretary at our address on the cover of this proxy statement.

WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

     Perrigo will pay all of the costs of preparing and mailing the proxy statement and soliciting the proxies. We will ask brokers, dealers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials and our Annual Report to the beneficial owners of Perrigo common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

                             ELECTION OF DIRECTORS

     Nine directors currently serve on our Board of Directors. The directors are divided into three classes. At this Annual Meeting, you will be asked to elect three directors. Each director will serve for a term of three years, until a qualified successor director has been elected, or until he or she resigns or is removed by the Board. The remaining six directors will continue to serve on the Board as described below. The nominees for this year, Gary M. Cohen, David T. Gibbons and Judith A. Hemberger, are currently Perrigo directors.

     We will vote your shares as you specify on the enclosed proxy card or during telephone or Internet voting. If you do not specify how you want your shares voted, we will vote them FOR the election of the nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves.

NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING IN 2003
--------------------------------------------------------------------------------

     GARY M. COHEN, 44, has been a director of Perrigo since January 2003. He has served as President of BD Medical Systems, one of three business segments of Becton Dickinson and Company, since May 1999, and as Executive Vice President of Becton Dickinson from July 1998 to May 1999. From October 1997 to June 1998, Mr. Cohen served as President, Becton Dickinson Europe and Worldwide Sample Collection. He has been an executive officer of Becton Dickinson since October 1996. Mr. Cohen presently serves as a member of the Board of Advisers of the Rutgers School of Business and as a director of the Healthcare Industry Distributors Association Educational Foundation.

     DAVID T. GIBBONS, 60, has been a director of Perrigo since June 2000. He has served as the President and Chief Executive Officer of Perrigo since May 2000 and as Chairman of the Board since August 2003. He served as President of Rubbermaid Europe from August 1997 to April 1999 and as President of Rubbermaid Home Products from December 1995 to August 1997. Prior to joining Rubbermaid, Mr. Gibbons served in a variety of general management, sales and marketing positions during his 27-year career with 3M Company.

     JUDITH A. HEMBERGER, 56, has been a director of Perrigo since January 2003. Since January 2000, she has served as Executive Vice President and Chief Operating Officer of Pharmion Corporation, a global specialty pharmaceutical company that she co-founded. She served as Vice President of Business and Planning of Avax Technologies, Inc., a development-stage biotechnology company, from July 1998 to December 1999. She was Senior Vice President, Global Regulatory Affairs of Hoechst Marion Roussell from December 1994 to June 1998.

DIRECTORS CONTINUING UNTIL 2004 ANNUAL MEETING
--------------------------------------------------------------------------------

     LAURIE BRLAS, 45, has been a director of Perrigo since August 2003. Since April 2000, she has served as Senior Vice President and Chief Financial Officer of STERIS Corporation, a provider of infection prevention, decontamination and health science technologies, products and services. From September 1995 through March 2000, Ms. Brlas held various positions with Office Max, Inc., most recently Senior Vice President and Corporate Controller.

     LARRY D. FREDRICKS, 66, has served as a director of Perrigo since October 1996. Mr. Fredricks is currently an independent financial consultant. Previously, Mr. Fredricks was Director--Financial Counseling Services with Deloitte & Touche LLP from November 1997 through May 2000. He was Executive Vice President and Chief Financial Officer of First Michigan Bank Corp., a multi-bank holding company, from January 1995 through October 1997.

     MICHAEL J. JANDERNOA, 53, has been a director of Perrigo since January 1981. He served as Perrigo's Chief Executive Officer from February 1988 through April 2000 and as Chairman of the Board from October 1991 to August 2003. Mr. Jandernoa also served as Perrigo's President from January 1983 to February 1986, from April 1988 to October 1991, from September 1995 to November 1998 and from November 1999 through April 2000. Prior to January 1983, Mr. Jandernoa served in various executive capacities with Perrigo since 1979. He is a director of Fifth Third Bank, a Michigan banking corporation, and Steelcase, Inc., a manufacturer of casegood products and furniture systems for the office furniture industry. Mr. Jandernoa also serves on the Boards of the Michigan Life Science Corridor and the Michigan Economic Development Corporation.

DIRECTORS CONTINUING UNTIL 2005 ANNUAL MEETING
--------------------------------------------------------------------------------

     PETER R. FORMANEK, 60, has served as a director of Perrigo since November 1993 and as Lead Independent Director since August 2003. He is a private investor and was co-founder and President of AutoZone, Inc., a specialty retailer of automotive parts and accessories, from September 1986 until his retirement in May 1994. Mr. Formanek is a director of Borders Group, Inc., a retailer of books and music, and the Lead Independent Director of The Sports Authority, a sporting goods retailer.

     GARY K. KUNKLE, JR., 56, has served as a director of Perrigo since October 2002. He has served as the President and Chief Operating Officer of DENTSPLY International

Inc., a manufacturer and marketer of products in the dental market, since January 1997. He has been a director of that company since April 2002. From January 1994 to December 1996, he served as President of Vistakon, a division of Johnson & Johnson.

     HERMAN MORRIS, JR., 52, has been a director of Perrigo since December 1999. He has served as President and Chief Executive Officer of Memphis Light, Gas and Water Division since August 1997 and was interim President and Chief Executive Officer from January 1997 until August 1997. Mr. Morris was General Counsel of Memphis Light, Gas and Water Division from February 1989 to January 1997.

                     BOARD OF DIRECTORS AND ITS COMMITTEES

     Perrigo's Board of Directors met five times during fiscal year 2003. In addition to meetings of the full Board, directors attended meetings of Board committees. The Board of Directors has standing Audit, Compensation and Nominating & Governance Committees. Effective as of August 8, 2003, all committees consisted solely of independent Board members. During fiscal year 2003, each director attended at least 75% of the meetings of the Board and of the committees on which he served, except that Gary Cohen missed one Board meeting. Richard G. Hansen retired from the Board of Directors and the Nominating & Governance Committee in January 2003. L.R. Jalenak, Jr. retired from the Board of Directors in August 2003.

AUDIT COMMITTEE

Fiscal 2003
Meetings:          7

Members:                  Fiscal Year 2003 to August 7, 2003  Effective August 8, 2003
                          ----------------------------------  -----------------------------
                          Larry D. Fredricks (Chairman)       Larry D. Fredricks (Chairman)
                          Peter R. Formanek                   Laurie Brlas
                          L.R. Jalenak, Jr.                   Herman Morris, Jr.
                          Herman Morris, Jr.

Function:          The Audit Committee is directly responsible for the
                   compensation and oversight of the work of the independent auditor in the preparation and issuance of audit reports and related work, including the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Audit Committee monitors our accounting and financial reporting principles and policies and our internal audit controls and procedures. The Board has adopted an Audit Committee Charter, which specifies the composition and responsibilities of the Committee. The charter is attached to this proxy statement as Appendix A.
                   Additional information on the Committee and its activities is set forth in the Audit Committee Report.

COMPENSATION COMMITTEE

Fiscal 2003
Meetings:          1

Members:                  Fiscal Year 2003 to August 7, 2003  Effective August 8, 2003
                          ----------------------------------  ----------------------------
                          Peter R. Formanek (Chairman)        Peter R. Formanek (Chairman)
                          L.R. Jalenak, Jr.                   Judith A. Hemberger
                          Herman Morris, Jr.                  Herman Morris, Jr.

Function:          Reviews and recommends compensation arrangements for the
                   Chief Executive Officer and non-employee directors. Reviews and approves evaluation process, compensation structure and annual compensation for officers, including salaries, bonuses and incentive and equity compensation. Administers Perrigo's incentive and other long-term employee compensation plans.

NOMINATING & GOVERNANCE COMMITTEE

Fiscal 2003
Meetings:          6

Members:                  Fiscal Year 2003 to August 7, 2003       Effective August 8, 2003
                          ---------------------------------------  -----------------------------
                          Michael J. Jandernoa (Chairman)          Larry D. Fredricks (Chairman)
                          Larry D. Fredricks                       Gary M. Cohen
                          Gary K. Kunkle, Jr. (effective           Gary K. Kunkle, Jr.
                            January 24, 2003)

Function:          Assists the Board in identifying qualified individuals to
                   become Board members and recommends to the Board the director nominees for the next annual meeting of shareholders, including consideration of shareholder nominations for election to the Board submitted in accordance with the procedures discussed above under "How do I nominate a director?" Develops and recommends to the Board the Corporate
                   Governance Guidelines applicable to Perrigo. Leads the Board in its annual review of Board performance. Makes recommendations to the Board with respect to assignment of individual directors to various committees.

                             DIRECTOR COMPENSATION

ANNUAL RETAINER AND ATTENDANCE FEES

     Directors who are Perrigo employees receive no fees for their services as directors. Non-employee directors receive a $21,000 annual retainer fee covering all regular and special Board meetings and the Annual Shareholders' meeting, of which $11,000 is paid in cash. The balance of this fee is paid on the date of each annual meeting of directors in the form of a restricted stock grant to each of these directors having a value of

$10,000 based upon the average of the high and low price of our stock on that date. The restricted stock grant is made pursuant to a restricted stock plan for directors and is intended to directly link an element of director compensation to shareholders' interests. If shareholders approve the 2003 Long-Term Incentive Plan (which is described in this proxy statement under "Approval of 2003 Long-Term Incentive Plan"), directors instead will receive these restricted stock grants pursuant to that plan.

     Prior to January 23, 2003, committee members also received $1,000 for each in-person committee meeting attended and $500 for each telephonic committee meeting in which they participated. Committee chairmen received $2,000 for each in-person committee meeting they attended and $1,000 for each telephonic committee meeting in which they participated. Effective as of January 24, 2003, the Chairman of the Audit Committee receives $3,000 for each committee meeting attended and the other members of the Audit Committee each receive $1,500 for each committee meeting attended. Effective on the same date, the Chairman of each of the Nominating & Governance and the Compensation Committee receives $2,500 for each committee meeting attended and the members of each of these committees receive $1,250 for each committee meeting attended. Fees for all telephonic meetings held after January 23, 2003 are one-half of the above amounts. We also reimburse directors for expenses incurred in connection with attending Board and committee meetings.

OPTIONS TO PURCHASE PERRIGO COMMON STOCK

     Currently, non-employee directors are eligible to participate in our Non-Qualified Stock Option Plan for Directors, which ties a further portion of director compensation to shareholder interests. The Board administers the Plan, which provides for the issuance of options covering up to 525,000 shares of Perrigo common stock at a purchase price per share at least equal to the fair value of the stock on the grant date. Newly elected directors receive options under the Plan to purchase 5,000 Perrigo shares, and continuing directors annually receive options to purchase shares having a fair value on the date of the grant of $25,000. Fair value is determined on the basis of a Black-Scholes calculation. If the 2003 Long-Term Incentive Plan is approved, no further awards will be granted under the Non-Qualified Stock Option Plan for Directors, and non-employee directors instead would receive these or other awards under the Long-Term Incentive Plan.

OTHER ARRANGEMENTS WITH DIRECTORS

     We entered into a Consulting Agreement dated July 31, 2002 with Michael Jandernoa, under which Mr. Jandernoa provided consulting and advisory services as requested by the Chief Executive Officer for a monthly fee of $5,000 commencing in May 2002. In addition, we reimbursed Mr. Jandernoa for his office space and secretarial service costs incurred during the term of the agreement up to a maximum total reimbursement of $46,667. We also reimbursed Mr. Jandernoa for properly documented expenses incurred by him in connection with his consulting services. This agreement terminated on June 30, 2003.

                       OWNERSHIP OF PERRIGO COMMON STOCK

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table shows how much Perrigo common stock the directors, nominees, named executive officers, and all directors, nominees and executive officers as a group beneficially owned as of September 8, 2003. The named executive officers are the individuals listed in the Summary Compensation Table.

     Beneficial ownership is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a shareholder can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the shareholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

-----------------------------------------------------------------------------------------------------------
                                              SHARES OF            OPTIONS
                                             COMMON STOCK        EXERCISABLE                     PERCENT
                                          BENEFICIALLY OWNED    WITHIN 60 DAYS      TOTAL        OF CLASS
-----------------------------------------------------------------------------------------------------------
  DIRECTORS AND NOMINEES
     Laurie Brlas (1)                               167                 --              167           *
     Gary M. Cohen (1)                              596              5,000            5,596           *
     Peter R. Formanek (2)                      206,702             36,555          243,257           *
     Larry D. Fredricks (3)                      11,102             24,613           35,715           *
     David T. Gibbons (4)                       119,898            450,001          569,899           *
     Judith A. Hemberger (1)                        596              5,000            5,596           *
     Michael J. Jandernoa (5)                 6,615,329             10,613        6,625,942         9.5%
     Gary K. Kunkle, Jr. (1)                        845                 --              845           *
     Herman Morris, Jr. (6)                      11,502             19,555           31,057           *
  NAMED EXECUTIVE OFFICERS
  OTHER THAN DIRECTORS
     F. Folsom Bell                              21,071             57,000           78,071           *
     Mark P. Olesnavage (7)                     435,481            248,432          683,913           *
     Douglas R. Schrank                          31,197             58,811           90,008           *
     John T. Hendrickson (8)                     17,470             68,000           85,470           *
  DIRECTORS AND EXECUTIVE OFFICERS
  AS A GROUP (13 PERSONS) (9)                 7,471,956            983,580        8,455,536        11.9%

* Less than 1%.

(1) Shares owned consist of restricted stock awarded to these individuals in their capacity as a director.

(2) Shares owned include 200,600 shares owned by Mr. Formanek as Trustee for the Formanek Investment Trust; and 845 shares of restricted stock awarded to Mr. Formanek in his capacity as a director.

(3) Shares owned include 1,563 shares of restricted stock awarded to Mr. Fredricks in his capacity as a director.

(4) Mr. Gibbons is also a named executive officer.

(5) Shares owned consist of 5,956,035 shares (including 1,563 shares of restricted stock owned by Mr. Jandernoa in his capacity as a director) owned by the Michael J. Jandernoa Trust, of which Mr. Jandernoa is trustee; 183,104 shares owned by the Michael J. Jandernoa Grantor Trust Two, of which Mr. Jandernoa is trustee and under which he has a reversionary interest; 183,104 shares owned by the Susan M. Jandernoa Grantor Trust Two, of which Mrs. Jandernoa is trustee and under which she has a reversionary interest; and 293,086 shares owned by the Susan M. Jandernoa Trust, of which Mrs. Jandernoa is trustee. Mr. Jandernoa's address is c/o Perrigo Company, 333 Bridge Street, NW, Suite 800, Grand Rapids, MI 49504.

(6) Shares owned include 3,000 shares owned as custodian for Mr. Morris' minor children; and 845 shares of restricted stock awarded to Mr. Morris in his capacity as a director.

(7) Shares owned include 56,472 shares owned by trusts for the benefit of Mr. Olesnavage's children, of which Mr. Olesnavage is trustee.

(8) Shares owned include 266 shares owned by the Mary Hendrickson Trust, of which Bank One is trustee.

(9) See footnotes 1 through 8.

OTHER PRINCIPAL SHAREHOLDERS

     This table shows all shareholders other than directors, nominees and named executive officers that we know to be beneficial owners of more than 5% of Perrigo common stock. The percent of class owned is based on 70,013,421 shares of Perrigo common stock outstanding as of September 8, 2003.

----------------------------------------------------------------------------------------------------
                      NAME AND ADDRESS                               AMOUNT OF          PERCENT
                    OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP    OF CLASS
----------------------------------------------------------------------------------------------------
  Wellington Management Company, LLP (1)                             8,220,860           11.7%
     75 State Street
     Boston, MA 02109
  Royce & Associates, LLC (2)                                        5,380,000            7.7%
     1414 Avenue of the Americas
     New York, NY 10019

(1)  Wellington Management Company, LLP, an investment adviser registered under
     Section 203 of the Investment Advisers Act of 1940, does not have sole voting or investment power with respect to any of these shares, has shared voting power as to 2,523,830 shares and shared investment power as to all of the shares. This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2003. Of the listed shares, Vanguard Specialized Funds--Vanguard Health Care Fund (100 Vanguard Boulevard, Malvern, PA 19355) beneficially owns 5,322,320 shares (7.6%), as reported in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2003, and has sole voting and shared investment power as to these shares.

(2) Royce & Associates, LLC, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has sole voting and investment power with respect to all of the shares. This information is based on a
     Schedule 13G filed with the Securities and Exchange Commission on February 4, 2003.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that Perrigo's executive officers, directors and 10% shareholders file reports of ownership and changes of ownership of Perrigo common stock with the Securities and Exchange Commission. Based on a review of copies of these reports provided to us and written representations from executive officers and directors, we believe that all filing requirements were met during fiscal year 2003.

                             EXECUTIVE COMPENSATION

     This table summarizes the compensation of David T. Gibbons, our Chairman of the Board, President and Chief Executive Officer, and the other four most highly compensated executive officers of Perrigo during fiscal year 2003. These individuals are sometimes referred to as the named executive officers.

                              SUMMARY COMPENSATION

                                                                                LONG TERM
                                                        ANNUAL                 COMPENSATION
                                                   COMPENSATION (1)               AWARDS
                                                            MANAGEMENT   RESTRICTED   SECURITIES
                NAME AND                                    INCENTIVE      STOCK      UNDERLYING     ALL OTHER
           PRINCIPAL POSITION             YEAR    SALARY      BONUS        AWARDS     OPTIONS (2)   COMPENSATION
  David T. Gibbons (3)                    2003   $540,000    $847,800           --      125,000       $22,860
    Chairman of the Board, President      2002   $500,000    $523,334     $439,875           --       $36,349
    and Chief Executive Officer           2001   $440,000    $706,935           --      125,000       $97,137

  Mark P. Olesnavage (4)                  2003   $323,000    $312,457           --       35,000       $13,626
    Executive Vice President, General     2002   $320,490    $208,304           --       50,000       $12,977
    Manager--Perrigo Pharmaceuticals      2001   $312,960    $319,754           --           --       $13,385

  Douglas R. Schrank (5)                  2003   $287,388    $312,457           --       45,000       $14,254
    Executive Vice President,             2002   $274,000    $185,496     $211,140       50,000       $13,246
    Chief Financial Officer               2001   $261,250    $284,741           --           --       $35,806

  John T. Hendrickson (6)                 2003   $282,188    $312,457           --       45,000       $13,691
    Executive Vice President, General     2002   $258,750    $208,304           --       50,000       $12,886
    Manager--Perrigo Consumer             2001   $241,875    $319,754           --           --       $12,224
    Healthcare

  F. Folsom Bell (7)                      2003   $247,200    $198,607           --       40,000       $15,180
    Executive Vice President,             2002   $237,500    $132,404           --       50,000       $13,994
    Business Development                  2001   $191,666    $203,245           --       75,000       $43,672
    (commencing September 1, 2000)

(1) The following amounts were deferred from salary for fiscal year 2003: Mr. Gibbons $124,000; and Mr. Hendrickson $12,000. The following amounts were deferred from the Management Incentive Bonus for fiscal year 2003: Mr. Gibbons $84,780; and Mr. Hendrickson $28,000. The following amounts were deferred from salary for fiscal year 2002: Mr. Gibbons $100,000; and Mr. Hendrickson $6,000. The following amounts were deferred from the Management Incentive Bonus for fiscal year 2002: Mr. Gibbons $50,000; Mr. Olesnavage $166,644; and Mr. Hendrickson $28,000.

(2) Under the terms of Mr. Gibbons' employment agreement, he was entitled to receive options to purchase 125,000 shares for fiscal year 2002. These options were issued to him in May 2001 prior to the end of fiscal year 2001. Messrs. Olesnavage, Schrank and Hendrickson were each awarded options to purchase 90,000 for fiscal year 2001, but these options were issued in May 2000 prior to the end of fiscal year 2000.

(3) At the end of fiscal year 2003, Mr. Gibbons held a total of 120,715 shares of restricted stock with an aggregate value of $1,909,712. Of these restricted shares, 25,000 were issued to Mr. Gibbons by the Board in August 2001 in consideration for his employment in fiscal year 2001 and vested on August 14, 2003. The remainder of these restricted shares was issued to Mr. Gibbons under the terms of his employment agreement and vested on June 30, 2003 as described in this proxy statement under the heading "Employment Agreement with Chief Executive Officer." Mr. Gibbons received dividends on his restricted stock paid by Perrigo on its common stock in fiscal year 2003. All Other Compensation in fiscal year 2003 consists of a $6,000 matching contribution under our 401(k) Plan; a $7,056 contribution under our Profit Sharing Plan; $1,635 representing the taxable benefit for certain premium payments made on Mr. Gibbons' behalf by us for Group Term Life Insurance; and $8,169 reimbursed to Mr. Gibbons in fiscal year 2003 for household storage expenses incurred during the year.

(4) All Other Compensation in fiscal year 2003 consists of a $6,000 matching contribution under our 401(k) Plan; a $7,056 contribution under our Profit Sharing Plan; and $570 representing the taxable benefit for certain premium payments made on Mr. Olesnavage's behalf by us for Group Term Life Insurance.

(5) All Other Compensation in fiscal year 2003 consists of a $6,208 matching contribution under our 401(k) Plan; a $7,056 contribution under our Profit Sharing Plan; and $990 representing the taxable benefit for certain premium payments made on Mr. Schrank's behalf by us for Group Term Life Insurance.

(6) All Other Compensation in fiscal year 2003 consists of a $6,340 matching contribution under our 401(k) Plan; a $7,056 contribution under our Profit Sharing Plan; and $295 representing the taxable benefit for certain premium payments made on Mr. Hendrickson's behalf by us for Group Term Life Insurance.

(7) All Other Compensation in fiscal year 2003 consists of a $6,144 matching contribution under our 401(k) Plan; a $7,056 contribution under our Profit Sharing Plan; and $1,980 representing the taxable benefit for certain premium payments made on Mr. Bell's behalf by us for Group Term Life Insurance.

                       OPTION GRANTS IN FISCAL YEAR 2003

     This table gives information relating to option grants to the named executive officers during fiscal year 2003. All of the options were granted under our Employee Stock Option Plan. The potential realizable value is calculated based on the term of the option at its time of grant, 10 years. The calculation assumes that the fair market value on the date of grant appreciates at the indicated rate compounded annually for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. Stock price appreciation of 5% and 10% is assumed under the rules of the Securities and Exchange Commission. We cannot assure you that the actual stock price will appreciate over the 10-year option term at the assumed levels or any other defined level.

                                                 INDIVIDUAL GRANTS
                                              PERCENT OF
                                                TOTAL                                     POTENTIAL REALIZABLE
                                NUMBER OF      OPTIONS                                      VALUE AT ASSUMED
                               SECURITIES     GRANTED TO                                 ANNUAL RATES OF STOCK
                               UNDERLYING     EMPLOYEES     EXERCISE                     PRICE APPRECIATION FOR
                                 OPTIONS      IN FISCAL     PRICE PER     EXPIRATION          OPTION TERM
            NAME               GRANTED (1)       YEAR         SHARE          DATE           5%          10%
  David T. Gibbons               125,000        13.3%         $9.84      Aug. 6, 2012    $773,540    $1,960,303
  Mark P. Olesnavage              35,000         3.7%         $9.84      Aug. 6, 2012    $216,591    $  548,884
  Douglas R. Schrank              45,000         4.8%         $9.84      Aug. 6, 2012    $278,474    $  705,709
  John T. Hendrickson             45,000         4.8%         $9.84      Aug. 6, 2012    $278,474    $  705,709
  F. Folsom Bell                  40,000         4.3%         $9.84      Aug. 6, 2012    $247,532    $  627,297

(1) These options vest in five equal annual installments, beginning on the first anniversary date of the grant. The date of the grant was August 6, 2002.

                    OPTION EXERCISES IN FISCAL YEAR 2003 AND
                       FISCAL YEAR-END 2003 OPTION VALUES

     This table provides information regarding the exercise of options during fiscal year 2003 and options outstanding at the end of fiscal year 2003 for the named executive officers. The "value realized" is calculated using the difference between the option exercise price and the price of Perrigo common stock on the date of exercise multiplied by the number of shares underlying the option. The "value of unexercised in-the-money options at fiscal year end" is calculated using the difference between the option exercise price and $15.82 (the closing price of Perrigo stock on June 27, 2003, the last trading day of fiscal year 2003) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of Perrigo common stock is greater than the option's exercise price.

                                                        NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                                                     OPTIONS AT FISCAL YEAR END            FISCAL YEAR END
                            SHARES
                          ACQUIRED ON    VALUE
           NAME            EXERCISE     REALIZED   EXERCISABLE      UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
   David T. Gibbons              0            --     425,000           575,000      $4,164,500        $5,012,374
   Mark P. Olesnavage            0            --     215,099           142,619      $1,358,740        $  781,193
   Douglas R. Schrank       29,811      $426,002      39,811           156,285      $  266,443        $  896,207
   John T. Hendrickson      31,477      $479,864      46,667           138,618      $  109,571        $  749,552
   F. Folsom Bell           38,000      $535,286      16,000           125,000      $   34,632        $  629,715

               EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

     We entered into an employment agreement with our Chief Executive Officer, David T. Gibbons, effective May 1, 2000. The agreement has an initial term ending June 30, 2005 and renews for consecutive one-year terms unless either party gives 90 days' notice prior to the expiration of any term. Under the agreement, Mr. Gibbons' base salary is reviewed at least annually by the Board to determine if an increase is appropriate. We paid Mr. Gibbons a base salary of $540,000 in fiscal year 2003 and, effective July 1, 2003, the Board increased his salary to $567,000.

     Mr. Gibbons is eligible to participate in the Management Incentive Bonus Plan, under which he has a target bonus opportunity of at least 100% of his annual salary. Mr. Gibbons was paid a bonus of $847,800 under the Plan in fiscal year 2004 for fiscal year 2003. Pursuant to our agreement with Mr. Gibbons, a Deferred Compensation Plan was established in June 2001 for certain key employees, and Mr. Gibbons has elected to defer $208,780 of his fiscal year 2003 compensation until his retirement. Mr. Gibbons also was granted an option to purchase 750,000 shares of Perrigo common stock under our Employee Stock Option Plan at the time of his employment. Under the terms of the employment agreement, Mr. Gibbons received options to purchase 125,000 shares of Perrigo common stock for each of fiscal years 2002 and 2003. The options for fiscal year 2002 were actually issued to Mr. Gibbons in May 2001 prior to the end of fiscal year 2001. Mr. Gibbons also received 95,715 shares of restricted Perrigo common stock and a cash transition bonus of $160,000. On June 30, 2003, the restrictions lapsed on all 95,715 shares of Mr. Gibbons' restricted stock. Under the terms of his employment agreement, Mr. Gibbons received certain household storage expenses which amounted to $8,169 in fiscal year 2003.

     If Mr. Gibbons dies or becomes disabled during his employment, he will receive compensation and benefits earned to date, including payment for unused vacation days and a pro rata management incentive bonus for the portion of the year he was employed, and his options and restricted stock will vest in accordance with their terms. If Mr. Gibbons resigns for "good reason" or if we terminate his employment "without cause", each as defined in the employment agreement, Mr. Gibbons, in addition to receiving earned compensation and benefits and vesting of options and restricted stock, will receive a cash payment equal to 12 months' salary. If we terminate Mr. Gibbons' employment for cause, as defined in the employment agreement, he will receive compensation and benefits earned to date, but will forfeit any options and restricted stock, whether vested or unvested, as well as any unvested benefits. The employment agreement also provides for the payment of earned compensation and benefits as well as the automatic vesting of options and lapse of restrictions on restricted stock following a change in control of Perrigo.

     In connection with his employment, Mr. Gibbons entered into a noncompetition and nondisclosure agreement with Perrigo. The agreement provides that Mr. Gibbons will not compete with us during the term of his employment and, if his employment with us terminates within five years from the date of the employment agreement, he cannot compete with us in the store brand business for two years thereafter. In addition, Mr. Gibbons has agreed that he will not, at any time during or after his employment with Perrigo, disclose any confidential information that he obtained during his employment.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about Perrigo's common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans as of June 28, 2003, including the Perrigo Company Employee Stock Option Plan, the Non-Qualified Stock Option Plan for Directors, the Restricted Stock Plan for Directors II, and individual Restricted Stock Agreements with certain officers. The Directors' restricted stock plan and the individual restricted stock arrangements were not approved by our shareholders.

--------------------------------------------------------------------------------------------------------------
                                                                                           (C)
                                                                 (B)              NUMBER OF SECURITIES
                                       (A)                WEIGHTED-AVERAGE       REMAINING AVAILABLE FOR
                            NUMBER OF SECURITIES TO BE    EXERCISE PRICE OF       FUTURE ISSUANCE UNDER
                             ISSUED UPON EXERCISE OF         OUTSTANDING        EQUITY COMPENSATION PLANS
                               OUTSTANDING OPTIONS,       OPTIONS, WARRANTS       (EXCLUDING SECURITIES
      PLAN CATEGORY            WARRANTS AND RIGHTS           AND RIGHTS         REFLECTED IN COLUMN (A))
--------------------------------------------------------------------------------------------------------------
  EQUITY COMPENSATION
     PLANS APPROVED BY
     SHAREHOLDERS                   6,248,389(1)               $10.46                   2,530,551(2)
--------------------------------------------------------------------------------------------------------------
  EQUITY COMPENSATION
     PLANS NOT APPROVED BY
     SHAREHOLDERS                           0                      --                       9,491(3)
--------------------------------------------------------------------------------------------------------------
  TOTAL                             6,248,389                  $10.46                   2,540,042
--------------------------------------------------------------------------------------------------------------

(1) Options to purchase 6,032,703 shares were outstanding under the Perrigo Company Employee Stock Option Plan and options to purchase 215,686 shares were outstanding under the Non-Qualified Stock Option Plan for Directors.

(2) Of this amount, 2,295,907 shares are available under the Perrigo Company Employee Stock Option Plan and 234,644 shares are available under the Non-Qualified Stock Option Plan for Directors.

(3) These shares remain available for issuance under the August 2001 Restricted Stock Plan for Directors II. An aggregate of 6,853 shares issued under that plan and 41,000 shares issued under individual Restricted Stock Agreements with certain of our officers continued to be subject to the restrictions imposed under these plans as of June 28, 2003.

                      RESTRICTED STOCK PLAN FOR DIRECTORS

     The Restricted Stock Plan for Directors was established by the Board in November 1997 for the purpose of providing compensation to directors for their services in the form of restricted stock grants. On the date of each annual meeting of directors, a restricted stock grant having a value of $10,000 based upon the average of the high and low price of our stock on that date is awarded to each non-management director. The Restricted Stock Plan for Directors II was established in August 2001 for the same purpose and on the same terms. Each plan provides for the issuance of up to 25,000 shares of Perrigo common stock. These grants are intended to directly link an element of director compensation to shareholder interests and, as to each director, are subject to forfeiture if his or her service as a member of the Board is terminated under certain specified circumstances prior to the end of his or her then current three-year term as a director. If shareholders approve the 2003 Long-Term Incentive Plan (which is described in this proxy statement under "Approval of 2003 Long-Term Incentive Plan"), no further grants will be awarded under these plans and, instead, directors will receive their restricted stock grants pursuant to the 2003 Long-Term Incentive Plan.

                            INDIVIDUAL ARRANGEMENTS

     Effective May 1, 2000, we entered into an employment agreement with Mr. Gibbons, pursuant to which Mr. Gibbons was granted 95,715 shares of restricted common stock as described above under "Employment Agreement with Chief Executive Officer." Under the terms of the employment agreement, these shares vested on June 30, 2003.

     In August 2001, we granted Mr. Gibbons 25,000 shares of restricted common stock and Mr. Schrank 12,000 shares of restricted common stock, each under individual Restricted Stock Agreements. Under the terms of the Restricted Stock Agreements, these shares vested on August 14, 2003. In July 2002, we granted John R. Nichols, our General Counsel, 4,000 shares of restricted common stock under an individual Restricted Stock Agreement. Under the terms of the Restricted Stock Agreement, these shares will vest upon Mr. Nichols' retirement from the company.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

COMPENSATION POLICY

     During fiscal year 2003, the Compensation Committee of the Board of Directors was composed of three independent non-employee directors. The Board of Directors has adopted a Compensation Committee Charter, which specifies the composition and responsibilities of the Committee. The Board reviews the Charter annually based on input from the Committee.

     The Committee reviews and recommends the compensation arrangements for the Executive Officers with respect to salaries, bonuses and option grants under the Perrigo Company Employee Stock Option Plan.

     The Committee strives to:

         - motivate officers to create added value for Perrigo shareholders through compensation incentives that are tied to Perrigo's operating and stock market performance;

         - reward officers for their individual performance as well as Perrigo's performance;

         - provide compensation and benefits at levels that enable Perrigo to attract and retain high-quality executives; and

         - align the interests of officers and directors with the interests of Perrigo shareholders through stock ownership.

     Perrigo's management compensation policy is intended to provide a compensation package for Executive Officers that is generally competitive with the compensation of executive officers of comparable manufacturing companies. In establishing executive compensation, the Committee considers salary and bonus information compiled by Mercer Human Resource Consulting. The Mercer compensation data includes non-durable goods manufacturing companies, some of which are reflected in the Nasdaq Pharmaceutical Index shown on the Performance Graph included in this proxy statement. The Committee's objective is that the total cash compensation for Perrigo's executive officers approximate the median reflected in the Mercer data.

EXECUTIVE OFFICER COMPENSATION

     Executive Officer compensation includes cash-based and stock-based components. Cash-based compensation consists of base salary and an annual bonus, if one is warranted under the criteria of the Management Incentive Bonus Plan. In addition, Perrigo makes annual contributions under its Profit Sharing Plan for employees with at least one year of service, including the Executive Officers. Perrigo also makes matching contributions under its 401(k) Plan to certain of its employees, including the Executive Officers. Stock-based compensation consists of option grants under the Perrigo Company Employee Stock Option Plan. If Perrigo's shareholders approve the Perrigo Company 2003 Long-Term Incentive Plan (which is described in this proxy statement under "Approval of 2003 Long-Term Incentive Plan"), no further grants will be made under the Employee Stock Option Plan, and these employees instead will receive grants of stock-based incentive awards under the 2003 Long-Term Incentive Plan. These awards may be in the form of stock options, stock appreciation rights or stock awards, including restricted shares, performance shares, performance units and other stock unit awards.

Cash-Based Compensation

     As discussed above, the Committee considers compensation data provided by Mercer in determining Executive Officer base salary and bonus awards under the Management Incentive Bonus Plan. In addition, the Committee evaluates the following factors, which are ranked in order of importance:

         - company-wide performance measured by attainment of specific strategic objectives and quantitative measures;

         - individual performance;

         - compensation levels at comparable manufacturing companies; and

         - historical cash and equity compensation levels.

     The primary quantitative measure that the Committee considers is return on assets, although earnings per share and revenue growth are also relevant. Qualitative factors include the quality and progress of Perrigo's marketing and manufacturing operations and the success of strategic actions, such as acquisitions of lines of business or introduction of new products.

Stock-Based Compensation

     Certain designated key management employees, including the Chief Executive Officer and other executive officers, participate in the Perrigo Company Employee Stock Option Plan. The number of shares underlying option grants to these employees is based on an evaluation of the officer's performance and is subject to the approval of the Committee. Options granted under the Perrigo Company Employee Stock Option Plan must have an exercise price at least equal to the fair market value of Perrigo common stock on the grant date as determined by the Committee. The fair market value, as provided in the Employee Stock Option Plan approved by the shareholders, is the average of the high and low price of our stock on the date of the grant. The Committee views the grant of stock based incentive awards pursuant to a shareholder-approved plan as an effective incentive for executive officers to create value for shareholders since the ultimate value of these awards is directly related to the increase in the market price of Perrigo's common stock.

CHIEF EXECUTIVE OFFICER COMPENSATION

     David T. Gibbons, our Chief Executive Officer, is compensated in accordance with the terms of an Employment Agreement entered into at the time of his employment in May 2000. A more complete description of his compensation arrangement can be found in this proxy statement under the heading "Employment Agreement with Chief Executive Officer." Mr. Gibbons' compensation is reviewed and adjusted annually by the Board based upon the same criteria used by the Board to evaluate and determine the appropriate compensation for other Executive Officers. For fiscal year 2003, Mr. Gibbons was paid a base salary of $540,000 under the terms of his Employment Agreement and a bonus of $847,800 under the terms of our Management Incentive Bonus Plan.

     The Committee believes that the terms of Mr. Gibbons' employment are similar to terms granted to chief executive officers of comparable companies and are necessary to attract and retain a chief executive officer of his stature.

SUMMARY

     The Committee carefully reviews executive compensation. After reviewing Perrigo's compensation programs, the Committee has concluded that the amounts paid to executive officers, including stock options, in fiscal year 2003 appropriately reflect individual performance, are linked to Perrigo's financial, operational and market results, and are generally competitive with amounts paid to executive officers of comparable companies.

DEDUCTIBILITY OF COMPENSATION

     Internal Revenue Code Section 162(m) limits the deductibility by Perrigo of compensation in excess of $1,000,000 paid to each of the Chief Executive Officer and the next four most highly paid officers. Certain "performance based compensation" is not included in compensation counted for purposes of the limit. The Committee's policy is to establish and maintain a compensation program that will optimize the deductibility of compensation. The Committee, however, reserves the right to use its judgment to authorize compensation that may not be fully deductible where merited by the need to respond to changing business conditions, or by an executive officer's individual performance.

                                          Peter R. Formanek, Chairman
                                          Herman Morris, Jr.

                              COMPANY PERFORMANCE

     This graph shows a five-year comparison of cumulative total return for Perrigo with the cumulative total returns for the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index from June 30, 1998 through June 28, 2003. Data points are, for Perrigo, the last day of each fiscal year and, for the indices, June 30 of each year. The last day of our fiscal year for the fiscal years 1998 through 2003 is noted in each of the columns below. The graph assumes an investment of $100 at the beginning of the period and the reinvestment of any dividends. Total returns are based on market capitalization.

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------------
                                  6/30/1998   7/02/1999   7/01/2000   6/30/2001   6/29/2002   6/28/2003
-----------------------------------------------------------------------------------------------------------
  Perrigo Company                   $100        $ 85        $ 63        $166        $129        $158
  Nasdaq Stock Market (U.S.)        $100        $147        $212        $115        $ 79        $ 87
  Nasdaq Pharmaceuticals            $100        $143        $322        $271        $159        $221

                   APPROVAL OF 2003 LONG-TERM INCENTIVE PLAN

     The Board of Directors approved the 2003 Long-Term Incentive Plan in August 2003, subject to its approval by our shareholders. This Plan is intended to replace the Employee Stock Option Plan, the Non-Qualified Stock Option Plan for Directors and the Restricted Stock Plan for Directors II. The Board of Directors believes that adopting the 2003 Plan is in the best interests of shareholders. The 2003 Plan would permit the grant of certain types of stock awards not permitted under the existing plans. This would allow more of our grants to be performance-based awards. For example, the Employee Stock Option Plan does not allow the grant of restricted stock, which would be permitted under the 2003 Plan.

     If shareholders approve the 2003 Plan, no further awards may be granted under the Employee Stock Option Plan, the Non-Qualified Stock Option Plan for Directors or the Restricted Stock Plan for Directors II. If shareholders do not approve the 2003 Plan, the Employee Stock Option Plan, the Non-Qualified Stock Option Plan for Directors and the Restricted Stock Plan for Directors II will remain in effect.

     The Board recommends that you approve the Plan. The summary of the Plan provided below describes the material features of the Plan; however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Plan.

THE LONG-TERM INCENTIVE PLAN GENERALLY

     The Board approved the Plan, subject to shareholder approval, on August 7, 2003. No awards may be granted under the Plan on a date that is more than ten years after its effective date. The effective date of the Plan will be the date of the Annual Meeting, if the shareholders approve the Plan.

     Under the Plan, the Compensation Committee may grant stock-based incentives to employees, directors and other individuals providing material services to Perrigo. Awards under the Plan may be in the form of incentive stock options, nonstatutory stock options, stock appreciation rights or stock awards (including restricted shares, performance shares, performance units and other stock unit awards).

SHARES AVAILABLE FOR THE PLAN

     The number of shares of common stock that will be reserved for issuance under the Plan will equal 2,500,000, plus the number of shares remaining available for future grants under the Employee Stock Option Plan, the Non-Qualified Stock Option Plan for Directors and the Restricted Stock Plan for Directors II on the effective date of the 2003 Plan. In addition, any shares attributable to awards that are outstanding on the effective date of the 2003 Plan under the Employee Stock Option Plan, the Non-Qualified Stock Option Plan for Directors, and the Restricted Stock Plan for Directors II that are cancelled, forfeited or otherwise settled without the delivery of shares on or after the effective date will be available for awards under the 2003 Plan.

     As of August 31, 2003, there were 1,504,510 shares available for issuance under the Employee Stock Option Plan, 229,644 shares available for issuance under the Non-Qualified Stock Option Plan for Directors, and 9,324 shares available for issuance under the Restricted Stock Plan for Directors II. As of August 31, 2003 the number of shares underlying outstanding awards under the plans was 6,805,055 shares under the Employee Stock Option Plan, and 220,686 shares under the Non-Qualified Stock Option Plan for Directors, and the number of shares subject to restrictions under the Restricted Stock Plan for Directors II was 7,020. The number of available shares under these plans may change prior to the effective date of the 2003 Plan if additional awards are granted or forfeited under the plans between August 31, 2003 and the date of the Annual Meeting, although we do not anticipate any significant new awards or forfeitures during this period.

     If any award under the 2003 Plan expires or is terminated on or after the effective date of the 2003 Plan without the issuance of the shares, then the shares subject to the award will be added to the shares available for issuance under the 2003 Plan.

     The number of shares that may be issued with respect to awards under the Plan to any one participant in a calendar year may not exceed 400,000 shares.

     The number of shares that can be issued and the number of shares subject to outstanding awards may be adjusted in the event of a stock split, stock dividend, recapitalization or other similar event affecting the number of shares of Perrigo's outstanding common stock. In that event, the Compensation Committee also may make appropriate adjustments to any stock appreciation rights, restricted stock or performance units outstanding under the Plan.

PLAN ADMINISTRATION

     The Compensation Committee administers the Plan. Subject to the specific provisions of the Plan, the Committee determines award eligibility, timing and the type, amount and terms of the awards. The Committee also interprets the Plan, establishes rules and regulations under the Plan and makes all other determinations necessary or advisable for the Plan's administration.

STOCK OPTIONS

     Options under the Plan may be either "incentive stock options," as defined under the tax laws, or nonstatutory stock options; however, only employees may be granted incentive stock options. The per share exercise price may not be less than the fair market value of Perrigo common stock on the date the option is granted. The Compensation Committee may specify any period of time following the date of grant during which options are exercisable, but the period cannot be longer than 10 years for incentive stock options. Incentive stock options are subject to additional limitations relating to such things as employment status, minimum exercise price, length of exercise period, maximum value of the stock underlying the options and a required holding period for stock received upon exercise of the option.

     Upon exercise, the option holder may pay the exercise price in several ways. He or she may pay in cash, in previously acquired shares or, if permitted by the Committee, other consideration having a fair market value equal to the exercise price, or through a combination of the foregoing.

     Except for adjustments to effect stock splits, stock dividends, recapitalizations or similar events, in no event shall the purchase price of an option be decreased after the grant date or surrendered in consideration of a new option grant with a lower exercise price without shareholder approval.

STOCK APPRECIATION RIGHTS

     A stock appreciation right allows its holder to receive payment from us equal to the amount by which the fair market value of a share of Perrigo common stock exceeds the grant price of the right on the exercise date. The grant price may not be less than the fair market value of Perrigo common stock on the grant date of the right.

     Under the Plan, the Compensation Committee can grant the rights in conjunction with the awarding of stock options or on a stand-alone basis. If the Committee grants a right with an option award, then the holder can exercise the rights at any time during the life of the related option, but the exercise will proportionately reduce the number of his or her related stock options. The holder can exercise stand-alone stock appreciation rights during the period determined by the Compensation Committee. Upon the exercise of a stock appreciation right, the holder receives cash, shares of Perrigo common stock or other property, or a combination thereof, in the discretion of the Committee.

RESTRICTED SHARES

     Restricted shares refers to shares of Perrigo common stock that are subject to a risk of forfeiture or other restrictions on ownership for a certain period of time. During the restricted period, the holder of restricted shares may not sell or otherwise transfer the shares, but he or she may vote the shares and may be entitled to any dividend or other distributions if determined by the Committee. The restricted shares become freely transferable when the restriction period expires.

PERFORMANCE SHARES AND PERFORMANCE UNITS

     A performance share is a right to receive shares of Perrigo common stock or equivalent value in the future, contingent on the achievement of performance or other objectives during a specified period. A performance unit represents an award valued by reference to property other than shares of Perrigo common stock, as designated by the Compensation Committee, contingent on the achievement of performance or other objectives during a specified period.

     The Compensation Committee sets the terms and conditions of each award, including the performance goals that its holder must attain and the various percentages of performance unit value to be paid out upon full or partial attainment of those goals. The Committee also determines whether the goals have been satisfied and the form of payment, which may be in cash, Perrigo common stock, other property or a combination thereof. Payment may be made in a lump sum or in installments, as determined by the Committee.

OTHER STOCK UNIT AWARDS

     An "other stock unit" award refers to any award, other than an option, stock appreciation right, restricted stock, performance share or performance unit, that is valued in whole or part by reference to shares of Perrigo common stock. The Compensation Committee determines the terms and conditions of other stock unit awards, including whether such awards are payable in cash, shares of Perrigo common stock or other property. If the other stock unit award is a right to purchase shares of Perrigo common stock, the purchase price of such shares cannot be less than the fair market value of the shares on the date the Committee awards the purchase right.

TERMINATION OF EMPLOYMENT

     The Plan provides that upon a participant's death, disability or retirement, all outstanding awards immediately vest, and stock options and stock appreciation rights may be exercised by the participant, or his or her estate, beneficiary or conservator in the case of death or disability, at any time prior to their stated expiration dates. If the participant's employment is terminated involuntarily for economic reasons, for example, restructurings, dispositions or layoffs, as determined in the discretion of the Compensation Committee, he or she may exercise any vested options or stock appreciation rights until the earlier of 30 days following the date that is 24 months after the termination date and the expiration date of the options or stock appreciation rights. Unvested options, stock appreciation rights and restricted shares that are scheduled to vest during the 24 month period following the termination date will continue to vest as if the participant had continued to perform services during the 24 month period. Those not scheduled to vest during the 24 month period are forfeited on the termination date. If a participant's termination is for cause, all outstanding awards are forfeited. In all other terminations, unvested awards are forfeited on the termination date and the participant may exercise his or her vested options and stock appreciation rights during the three-month period after the termination, but not later than the expiration date of the option or stock appreciation right. In certain circumstances, the Plan provides for extended exercisability when a participant dies following termination.

CHANGE IN CONTROL

     Regardless of the vesting requirements that otherwise apply to an award under the Plan, all outstanding awards vest upon a change in control of Perrigo. Generally, a change in control is defined in the Plan to mean (1) the ownership of 50% or more of Perrigo common stock by a person who was not a shareholder on the date the Plan was initially adopted and (2) a change in Board composition so that a majority of the Board is comprised of individuals who are neither incumbent members nor their nominees.

PERFORMANCE-BASED AWARDS

     The Compensation Committee may designate any award of restricted shares, performance shares, performance units or other stock unit awards as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code. These awards will be conditioned on the achievement of one or more performance measures based on one or any combination of the following, as selected by the Committee: specified levels of earnings per share from continuing operations, funds from operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, share price appreciation, total shareholder return (measured in terms of share price appreciation and dividend growth), or cost control of Perrigo or of a division or affiliate of Perrigo that employs the participant.

TRANSFERABILITY

     The recipient of an award under the Plan generally may not pledge, assign, sell or otherwise transfer his or her stock options, stock appreciation rights, restricted shares or performance units other than by will or by the laws of descent and distribution. The Compensation Committee, however, may establish rules and procedures to allow participants in the Plan to transfer nonstatutory stock options to immediate family members or to certain trusts or partnerships.

TAX CONSEQUENCES

     The holder of an award granted under the Plan may be affected by certain federal income tax consequences. Special rules may apply to individuals who may be subject to Section 16(b) of the Securities Exchange Act of 1934. The following discussion of tax consequences is based on current federal tax laws and regulations and you should not consider it to be a complete description of the federal income tax consequences that apply to participants in the Plan. Accordingly, information relating to tax consequences is qualified by reference to current tax laws.

     Incentive Stock Options.   There are no federal income tax consequences
associated with the grant or exercise of an incentive stock option, so long as the holder of the option was our employee at all times during the period beginning on the grant date and ending on the date three months before the exercise date. The "spread" between the exercise price and the fair market value of Perrigo common stock on the exercise date, however, is an adjustment for purposes of the alternative minimum tax. A holder of incentive stock options defers income tax on the stock's appreciation until he or she sells the shares.

     Upon the sale of the shares, the holder realizes a long-term capital gain (or loss) if he or she sells the shares at least two years after the option grant date and has held the shares for at least one year. The capital gain (or loss) equals the difference between the sales price and the exercise price of the shares. If the holder disposes of the shares before the expiration of these periods, then he or she recognizes ordinary income at the time of sale (or other disqualifying disposition) equal to the lesser of (1) the gain he or she realized on the sale and (2) the difference between the exercise price and the fair market value of the shares on the exercise date. This ordinary income is treated as compensation for tax purposes. The holder will treat any additional gain as short-term or long-term capital gain, depending on whether he or she has held the shares for at least one year from the exercise date. If the holder does not satisfy the employment requirement described above, then he or she recognizes ordinary income (treated as compensation) at the time he or she exercises the option under the tax rules applicable to the exercise of a nonstatutory stock option. We are entitled to an income tax deduction to the extent that an option holder realizes ordinary income.

     Nonstatutory Stock Options.   There are no federal income tax consequences
to us or to the recipient of a nonstatutory stock option upon grant. Upon exercise, the option holder recognizes ordinary income equal to the spread between the exercise price and the fair market value of Perrigo stock on the exercise date. This ordinary income is treated as compensation for tax purposes. The basis in shares acquired by an option holder on exercise equals the fair market value of the shares at that time. The capital gain holding period begins on the exercise date. We receive an income tax deduction upon the exercise of a nonstatutory stock option in an amount equal to the spread.

     Stock Appreciation Rights.   There are no tax consequences associated with
the grant of stock appreciation rights. Upon exercise, the holder of stock appreciation rights recognizes ordinary income in the amount of the appreciation paid to him or her. This ordinary income is treated as compensation for tax purposes. We receive a corresponding deduction in the same amount that the holder recognizes as income.

     Restricted Shares.   The holder of restricted shares does not recognize any
taxable income on the shares while they are restricted. When the restrictions lapse, the holder's taxable income (treated as compensation) equals the fair market value of the shares. The holder may, however, avoid the delay in computing the amount of taxable gain by filing with the Internal Revenue Service, within 30 days after receiving the shares, an election to determine the amount of taxable income at the time of receipt of the restricted shares. Generally, at the time the holder recognizes taxable income with respect to restricted shares, we will receive a deduction in the same amount.

     Performance Shares, Performance Units and Other Stock Unit Awards.   There
are no tax consequences associated with the grant of performance shares, performance units or other stock unit awards. The holder recognizes ordinary income (treated as compensation) upon a payment on the performance shares, performance units or other stock unit awards in amount equal to the payment received, and we receive a corresponding tax deduction.

     Excise Taxes.   Under certain circumstances, the accelerated vesting of an award in connection with a change in control of Perrigo might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent they are considered excess parachute payments, a participant in the Plan may be subject to a 20% excise tax and we may be unable to receive a tax deduction.

PLAN AMENDMENT AND TERMINATION

     Generally, the Board of Directors may amend or terminate the Plan at any time without shareholder approval. Without shareholder approval, however, the Board may not: (1) increase the number of shares of Perrigo stock available for issuance under the Plan; (2) change employees or class of employees eligible to participate in the Plan; (3) change the minimum purchase price for any option grant below fair market value; or (4) materially change the terms of the Plan. In addition, if any action that the Board proposes to take will have a materially adverse effect on the rights of any participant or beneficiary under an outstanding award, then the affected participants or beneficiaries must consent to the action.
            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
               THE APPROVAL OF THE 2003 LONG-TERM INCENTIVE PLAN.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is responsible for, monitoring: (1) Perrigo's accounting and financial reporting principles and policies; (2) Perrigo's financial statements and the independent audit thereof; (3) the qualifications, independence and performance of Perrigo's independent auditor; and (4) Perrigo's internal audit controls and procedures. In particular, these responsibilities include, among other things, the appointment and compensation of Perrigo's independent auditors, reviewing with the independent auditors the plan and scope of the audit and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal auditors and the independent auditors. All of the members of the Audit Committee are independent, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. In August 2003, the Board approved and adopted an Audit Committee Charter, which is attached to this proxy statement as Appendix A. The Board reviews the Charter annually based upon input from the Committee.

     In connection with the June 28, 2003 financial statements, the Audit
Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as amended by SAS 90; and (3) received and discussed with the auditors the written disclosures and letter from the auditors required by Independence Standards No. 1 and has discussed with the auditors the auditor's independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that Perrigo's audited financial statements be included in Perrigo's Annual Report on Form 10-K for the fiscal year ended June 28, 2003 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Larry D. Fredricks, Chairman
Peter R. Formanek
Herman Morris, Jr.

                            INDEPENDENT ACCOUNTANTS

     BDO Seidman, LLP has been Perrigo's independent accounting firm since 1988. The Board has engaged BDO Seidman, LLP as our independent accountants for fiscal year 2004. Representatives of BDO Seidman, LLP will be present at the Annual Meeting and will have the opportunity to make a statement and respond to questions.

     During fiscal years 2002 and 2003, we retained BDO Seidman, LLP to perform auditing and other services for us and paid them the following amounts for these services:

Fiscal Year 2002               Fiscal Year 2003
------------------             ------------------
Audit Services      $358,000   Audit Services      $349,000
Audit-Related Fees    48,000   Audit-Related Fees   130,000
Tax Fees              28,000   Tax Fees              19,000
                    --------                       --------
      Total         $434,000       Total           $498,000

     Audit-related fees were for benefit plan audits and due diligence services. Tax fees related primarily to tax compliance services. It is our current policy that the Audit Committee pre-approves all non-audit services provided by our independent auditors, BDO Seidman, LLP.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 28, 2003, INCLUDING SCHEDULES, WHICH IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED IN THE ANNUAL REPORT DELIVERED WITH THIS PROXY STATEMENT. IF YOU WOULD LIKE A COPY OF THE EXHIBITS TO THE FORM 10-K, PLEASE CONTACT JOHN R. NICHOLS, SECRETARY, PERRIGO COMPANY, 515 EASTERN AVENUE, ALLEGAN, MICHIGAN 49010.

                                                                      APPENDIX A

                                PERRIGO COMPANY

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The primary purpose of the Audit Committee is to assist the Board of Directors of Perrigo Company (the "Company") in fulfilling its responsibility of monitoring:

         - the Company's accounting and financial reporting principles and policies;

         - the Company's financial statements and the independent audit thereof;

         - the qualifications, independence and performance of the Company's independent auditor; and

         - the Company's internal audit controls and procedures.

COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of at least three directors, each of whom shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission ("SEC").

     Accordingly, all of the members of the Audit Committee shall be directors who are able to read and understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in financial sophistication. The Board shall determine whether at least one member of the Audit Committee qualifies as an "audit committee financial expert" as defined by the SEC.

     Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall:

1. meet with management four times annually (more frequently if circumstances dictate) to discuss the annual audited financial statements and quarterly financial results;

2. meet separately with management, the internal auditors and the independent auditor to discuss any matters that the Audit Committee or any of these persons believe should be discussed privately (at least annually);

3. be permitted to request any officer or employee of the Company, the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee; and

4. be permitted to conduct its meetings by means of a conference call or similar communications equipment in which all persons participating in the meeting can hear each other.

AUDIT COMMITTEE AUTHORITY AND RESPONSIBILITIES

Generally

1. The Audit Committee shall have the sole authority to appoint or replace the Company's independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work, including the resolution of any disagreements between management and the independent auditor regarding financial reporting. The independent auditor is ultimately accountable to, and shall report directly to, the Audit Committee. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report.

2. The Audit Committee shall maintain a policy pursuant to which it reviews and pre-approves audit and permitted non-audit services (including the fees and terms thereof) to be provided to the Company by the independent auditor, subject to the de minimis exceptions for non-audit services described in
   Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit. The Chair of the Audit Committee, or any other member or members designated by the Audit Committee, shall be authorized to pre-approve non-audit services, provided that any pre-approval shall be reported to the full Audit Committee at its next scheduled meeting.

3. The Audit Committee shall prepare the report of the Audit Committee required by the SEC to be included in the Company's annual proxy statement.

4. The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

5. The Audit Committee shall report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the matters addressed in this Charter and other matters as the Audit Committee may deem necessary or appropriate.

6. The Audit Committee shall perform such other functions as assigned by law, the Company's Articles of Incorporation or Bylaws, or the Board.

Financial Statement and Disclosure Matters

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

 1. review the annual audited financial statements with the independent auditor and with Company management;

 2. advise management and the independent auditor that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

 3. discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, relating to the conduct of the audit;

 4. consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent auditor;

 5. review any disclosures made to the Audit Committee by the Company's CEO and CFO during the certification process for Forms 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any corrective actions taken, and any fraud involving management or other employees who have a significant role in the Company's internal controls;

 6. recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K;

 7. review the form of opinion the independent auditor proposes to render to the Board of Directors and shareholders;

 8. inquire of management and the independent auditor regarding significant risks or exposures and assess the steps management has taken to minimize such risks to the Company;

 9. review significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditor or management;

10. obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A(b) of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act; and

11. review with the Company's General Counsel any significant legal or regulatory matters and compliance policies that may have a material effect on the financial statements, including material notices to or inquiries received from governmental agencies.

The Company's Relationship with its Independent Auditor

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

1. require that the independent auditor annually prepare and deliver a Statement (consistent with Independence Standards Board Standard No. 1) as to their independence and take appropriate action if the independence of the outside auditor is in question;

2. at least annually, evaluate and report to the Board regarding the Audit Committee's assessment of the independent auditor's qualifications, performance (including the lead partner) and independence, taking into account the opinions of management and the internal auditors and considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence;

3. monitor the regular rotation of the audit partner as required by law; and

4. set clear policies compliant with applicable laws or regulations for hiring employees or former employees of the independent auditor.

PROCEDURES FOR COMPLAINTS

     The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain independent counsel and other advisors. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee.

LIMITATION OF THE ROLE OF THE AUDIT COMMITTEE

     The Audit Committee has the authority and responsibilities described in this Charter. Management is responsible for the preparation, presentation and integrity of the Company's financial statements; maintenance of appropriate accounting and financial reporting principles and policies; and maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out proper audits and reviews. Each member of the Audit Committee shall be entitled to rely on: (i) the integrity of those persons and organizations within the Company and outside the Company that it receives information from; and (ii) the accuracy of information provided to the Audit Committee by such persons or organizations (absent actual knowledge to the contrary).

     This Charter was adopted August 7, 2003.

                                 [PERRIGO LOGO]

                                                                        APPENDIX

                                 PERRIGO COMPANY
                          2003 LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSE. The purposes of the Perrigo Company 2003 Long-Term Incentive Plan (the "Plan") are to encourage employees, directors and other persons providing significant services to Perrigo Company and its subsidiaries to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of share owners, and to enhance the ability of the Company to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Acquiring Person" means any person (any individual, firm, corporation or other entity) who or which, together with all Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of fifty percent (50%) or more of the Shares then outstanding.

         (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         (c) "Award" shall mean any Option, Stock Appreciation Right, Restricted Share Award, Performance Share, Performance Unit, Other Stock Unit Award, or any other right, interest, or option relating to Shares or other securities of the Company granted pursuant to the provisions of the Plan.

         (d) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder and signed by both the Company and the Participant.

         (e) "Beneficiary" means the person or persons to whom an Award is transferred by his or her will or by the laws of descent and distribution of the state in which the Participant resided at the time of his or her death.

         (f) "Board" shall mean the Board of Directors of Perrigo Company.

         (g) "Cause" shall mean any of the following events, as determined by the Committee:

                  (1) The commission of an act which, if proven in a court of law, would constitute a felony violation under applicable criminal laws;

                  (2) A breach of any material duty or obligation imposed upon the Participant by the Company;

                  (3) Divulging the Company's confidential information, or breaching or causing the breach of any confidentiality agreement to which the Participant or the Company is a party;

                  (4) Engaging or assisting others to engage in business in competition with the Company;

                  (5) Refusal to follow a lawful order of the Participant's superior or other conduct which the Board or the Committee determines to represent insubordination on the part of the Participant; or

                  (6) Other conduct by the Participant which the Board or the Committee, in its discretion, deems to be sufficiently injurious to the interests of the Company to constitute cause.

         (h) A "Change in Control" shall occur when (i) any Acquiring Person (other than (A) the Company, (B) any employee benefit plan of the Company or any Trustee of or fiduciary with respect to any such plan when acting in such capacity, or (C) any person who, on the Effective Date of the Plan, is an Affiliate of Perrigo Company and owning in excess of ten percent (10%) of the outstanding Shares of Perrigo Company and the respective successors, executors, legal representatives, heirs and legal assigns of such person), alone or together with its Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of fifty percent (50%) or more of the Shares then outstanding, or (ii) Continuing Directors no longer constitute a majority of the Board.

         (i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (j) "Committee" shall mean the Compensation Committee of the Board, composed of no fewer than three directors, each of whom is a Non-Employee Director, an "outside director" within the meaning of Section 162(m) of the Code and an "independent director" within the meaning of applicable standards of the National Association of Securities Dealers, Inc. ("NASD") or any national securities exchange upon which the Shares are traded.

         (k) "Company" shall mean Perrigo Company, its subsidiaries and/or Affiliates.

         (l) "Continuing Director" means any person who was a member of the Board on the Effective Date of the Plan, and any new director thereafter elected by the shareholders or appointed by the Board, provided such new director's election or nomination for election by the Company's shareholders was approved by a majority of directors who were either directors on the Effective Date or whose election or nomination for election was previously so approved.

         (m) "Covered Employee" shall mean a "covered employee" within the meaning of Section 162(m)(3) of the Code.

         (n) "Disability" means, with respect to an Employee, disability as defined under the Company's long term disability insurance plan under which such Employee is then covered and, with respect to any other Participant, has the meaning set forth in Section 22(e)(3) of the Code, as determined by the Committee in its sole discretion.

         (o) "Effective Date" shall have the meaning set forth in Section 16 hereof.

         (p) "Employee" shall mean any employee of the Company or of any Affiliate.

         (q) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         (r) "Fair Market Value" shall mean (i) with respect to a Share, the average of the highest price and lowest price at which the Share is traded on the date of determination, or on the most recent date on which the Share is traded prior to that date, as reported on the NASDAQ National Market, and (ii) with respect to any other property, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

         (s) "Incentive Stock Option" shall mean an Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto. Only Employees may be awarded Incentive Stock Options.

         (t) "Involuntary Termination for Economic Reasons" means that the Participant's Termination Date occurs due to involuntary termination of employment by the Company for economic reasons including, without limitation, restructurings, dispositions and layoffs, as determined by the Company's Chief Executive Officer, in his sole discretion, or by the Committee in the case of a Participant subject to Section 16 of the Exchange Act.

         (u) "Non-Employee Directors" shall mean individuals who qualify as such within the meaning of Rule 16b-3 under the Exchange Act (or any successor definition thereto).

         (v) "Nonstatutory Stock Option" shall mean an Option granted under
Section 6 hereof that is not intended to be an Incentive Stock Option.

         (w) "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

         (x) "Other Stock Unit Awards" shall mean Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property, other than Awards which are Options, Stock Appreciation Rights, Restricted Share Awards, Performance Shares or Performance Units.

         (y) "Participant" shall mean an Employee or director of, or a consultant or other person providing significant services to, the Company who is selected by the Committee to receive an Award under the Plan.

         (z) "Performance Award" shall mean any Award of Performance Shares or Performance Units pursuant to Section 9 hereof.

         (aa) "Performance Period" shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

         (bb) "Performance Share" shall mean any grant pursuant to Section 9 hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

         (cc) "Performance Unit" shall mean any grant pursuant to Section 9 hereof of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

         (dd) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, Company, unincorporated organization, limited liability company, other entity or government or political subdivision thereof.

         (ee) "Prior Stock Plans" shall mean the Perrigo Company Employee Stock Option Plan, the Perrigo Company Non-Qualified Stock Option Plan for Directors, the Perrigo Company Restricted Stock Plan for Directors, and the Perrigo Company Restricted Stock Plan for Directors II.

         (ff) "Restricted Share" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

         (gg) "Restricted Share Award" shall mean an award of Restricted Shares under Section 8 hereof.

         (hh) "Retirement" means a Participant's Termination Date which occurs
(i) pursuant to a voluntary early retirement program approved by the Board or the Committee, (ii) after attaining age 65, (iii) after attaining age 60 with ten or more years of service with the Company, or (iv) under other circumstances designated by Board or Committee as retirement in accordance with the Company's then existing policies and programs.

         (ii) "Shares" shall mean shares of common stock, without par value, of Perrigo Company and such other securities of the Company as the Committee may from time to time determine.

         (jj) "Stock Appreciation Right" shall mean any right granted to a Participant pursuant to Section 7 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

         (kk) "Ten Percent Shareholder" means a person who owns (after taking into account the attribution rules of Section 424(b) of the Code or any successor provision thereto) more than 10% of the combined voting power of all classes of shares beneficial interest of the Company.

         (ll) "Termination Date" means the date that a Participant both ceases to be an Employee or director and ceases to perform any material services for the Company, including, but not limited to, advisory or consulting services or services as a member of the Board. Unless otherwise determined by the Committee in its sole discretion, for purposes of the Plan, an Employee shall be considered to have a Termination Date if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.


SECTION 3. ADMINISTRATION.

         (a) AUTHORITY OF COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Participants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant, any shareholder, and any Employee, director or consultant of the Company or of any Affiliate.

         (b) DELEGATION. The Committee may delegate to the Company's Chief Executive Officer the authority to grant Awards to Participants, other than Participants who are subject to Section 16 of the Exchange Act, and to determine the terms and conditions of such Awards, subject to the limitations of the Plan and such other limitations and guidelines as the Committee may deem appropriate.

4. DURATION OF, AND SHARES SUBJECT TO PLAN.

         (a) TERM. The Plan shall remain in effect until terminated by the Board, provided, however, that no Incentive Stock Option may be granted more than ten (10) years after the Effective Date of the Plan.

         (b) SHARES SUBJECT TO THE PLAN. The maximum number of Shares in respect for which Awards may be granted under the Plan, subject to adjustment as provided in Section 4(c) of the Plan, is (i) 2,500,000 Shares, plus (ii) the number of Shares that remain available for issuance as of the Effective Date under the Prior Stock Plans (including Shares underlying outstanding awards under the Prior Stock Plans that are forfeited, terminated, expire unexercised or are otherwise settled without the delivery of Shares on and after the Effective Date). No further awards shall be made under the Prior Stock Plans on and after the Effective Date. No Participant may be granted Awards in any one calendar year with respect to more than 400,000 Shares.

For the purpose of computing the total number of Shares available for Awards under the Plan, there shall be counted against the foregoing limitations the number of Shares subject to issuance upon exercise or settlement of Awards as of the dates on which such Awards are granted. The Shares which were previously subject to Awards shall again be available for Awards under the Plan if any such Awards are forfeited, terminated, expire unexercised, settled in cash or exchanged for other Awards (to the extent of such forfeiture or expiration of such Awards), or if the Shares subject thereto can otherwise no longer be issued. Further, any Shares which are used as full or partial payment to the Company by a Participant of the purchase price of Shares upon exercise of an Option shall again be available for Awards under the Plan. The number of Shares that are forfeited, expire unexercised or are otherwise settled without the delivery of Shares under the Prior Stock Plans on and after the Effective Date shall again be available for Awards under this Plan.

Shares which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under the Plan.

         (c) CHANGES IN SHARES. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of Shares which may be delivered under the Plan, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of Shares subject to outstanding Options, Stock Appreciation Rights or other Awards granted under the Plan, and in the number, class and kind of Shares subject to, Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion, provided that the number of Shares or other securities subject to any Award shall always be a whole number.

SECTION 5. ELIGIBILITY. Any Employee, director, consultant or other person providing material services to the Company shall be eligible to be selected as a Participant.

SECTION 6. STOCK OPTIONS. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

         (a) OPTION PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that (i) such purchase price shall not be less than the Fair Market Value of the Share on the date of the grant of the Option, and (ii) such purchase price for an Incentive Stock Option granted to a Ten Percent Shareholder shall be not less than 110% of the Fair Market Value of the Share on the date of grant of the Option.

         (b) OPTION PERIOD. The term of each Option shall be fixed by the Committee in its sole discretion; provided that (i) no Incentive Stock Option shall be exercisable after the expiration of ten years from the date the Option is granted, and (ii) no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five years from the date the Option is granted.

         (c) EXERCISABILITY. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant. Unless otherwise determined by the Committee at or subsequent to grant, no Incentive Stock Option shall be exercisable during the year ending on the day before the first anniversary date of the granting of the Incentive Stock Option.

         (d) METHOD OF EXERCISE. Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement.

         (e) INCENTIVE STOCK OPTIONS. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant which are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or of any parent or subsidiary corporation of the Company) shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. An Incentive Stock Option must be exercised within three months following the Participant's termination of employment with the Company, or within twelve months if such termination is by reason of death or Disability. If for any reason an Option intended to be an Incentive Stock Option fails to satisfy the requirements of Section 422 of the Code, such Option will automatically convert to a Nonstatutory Stock Option.

         (f) REPRICING. Except for adjustments pursuant to Section 4(c) (relating to adjustments to shares), the purchase price for any outstanding Option granted under the Plan may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price, without the approval of the Company's shareholders.

SECTION 7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under
Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Nonstatutory Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted, and may be exercised only if and when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the aggregate purchase price for the Option. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 8. RESTRICTED SHARES.

         (a) ISSUANCE. Restricted Share Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Share Awards need not be the same with respect to each recipient.

         (b) REGISTRATION. Any Restricted Shares issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Shares awarded under the Plan, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

         (c) FORFEITURE. Except as set forth in Section 11 or otherwise determined by the Committee at the time of grant, upon a Participant's Termination Date for any reason during the restriction period, all Restricted Shares still subject to restriction shall be forfeited by the Participant and reacquired by the Company; provided that the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Shares, except for Restricted Share Awards that are intended to comply with the performance-based compensation requirements of Section 13. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the grantee promptly after the period of forfeiture, as determined or modified by the Committee, shall expire.

SECTION 9. PERFORMANCE AWARDS. Performance Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in
Section 12, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom and the time or times at which such Awards shall be made, and all other conditions of the Awards. The provisions of Performance Awards need not be the same with respect to each recipient.

SECTION 10. OTHER STOCK UNIT AWARDS.

         (a) STOCK AND ADMINISTRATION. Other Stock Unit Awards may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, other securities of the Company, cash or any other form of property as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom and the time or times at which such Awards shall be made, the number of shares of Stock to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

         (b) TERMS AND CONDITIONS. Shares (including securities convertible into Shares) granted under this Section 10 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law; Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 10 shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is awarded.

SECTION 11. EFFECT OF TERMINATION DATE.

The Committee shall have the discretion to establish terms and conditions relating to the effect of the Participant's Termination Date on Awards under the Plan. Unless the Committee determines otherwise with respect to any individual Award, the following provisions shall apply to Options, Stock Appreciation Rights and Restricted Shares on a Participant's Termination Date.

         (a) DEATH, DISABILITY, RETIREMENT. If the Participant's Termination Date occurs for reasons of death, Disability or Retirement, (i) the restriction period with respect to any Restricted Shares shall lapse, and (ii) the Participant's outstanding Options and Stock Appreciation Rights shall immediately vest in full and may thereafter be exercised in whole or in part by the Participant (or the duly appointed fiduciary of the Participant's estate or Beneficiary in the case of death, or conservator of the Participant's estate in the case of Disability) at any time prior to the expiration of the respective terms of the Options or Stock Appreciation Rights, as applicable.

         (b) INVOLUNTARY TERMINATION FOR ECONOMIC REASONS. If the Participant's Termination Date occurs by reason of Involuntary Termination for Economic Reasons, the Participant may exercise his or her Options and Stock Appreciation Rights, to the extent vested, at any time prior to the earlier of (i) the date which is 30 days after the date which is 24 months after such Termination Date, or (ii) the expiration of the respective terms of the Options or Stock Appreciation Rights. Any Options, Stock Appreciation Rights or Restricted Shares which are not vested at such Termination Date, but are scheduled to vest during the 24 month period following the Termination Date, shall continue to vest during such 24 month period according to the vesting schedule in effect prior to such Termination Date as if the Participant had continued to provide services to the Company during the 24 month period. Any Options, Stock Appreciation Rights and Restricted Shares which are not scheduled to vest during such 24 month period will be forfeited on the Termination Date.

         If the Participant dies after the Termination Date while his or her Options or Stock Appreciation Rights remain exercisable under this paragraph
(b), the duly appointed fiduciary of the Participant's estate or his or her Beneficiary may exercise the Options and Stock Appreciation Rights (to the extent that such Options and Stock Appreciation Rights were vested and exercisable prior to death), at any time prior to the later of the date which is
(i) 30 days after
the date which is 24 months after the Participant's Termination Date, or (ii) 12 months after the date of death, but in no event later than the expiration of the respective terms of the Options and Stock Appreciation Rights.

         (c) TERMINATION DATE FOR CAUSE. If the Participant's Termination Date occurs for reasons of Cause, at the time such notice of termination is given by the Company (i) any Restricted Shares subject to a restriction period shall be forfeited, and (ii) the Participant's right to exercise his or her Options and Stock Appreciation Rights shall terminate. If within 60 days of a Participant's Termination Date the Company discovers circumstances which would have permitted it to terminate the Participant's employment or service for Cause, such Termination Date shall be deemed to have occurred for reasons of Cause. Any Shares, cash or other property paid or delivered to the Participant under the Plan within 60 days of such Termination Date shall be forfeited and the Participant shall be required to repay such amount to the Company.

         (d) OTHER TERMINATION OF EMPLOYMENT OR SERVICE. In the event the Participant's Termination Date occurs for reasons other than described in the foregoing provisions of this Section 11, the Participant shall have the right to exercise his or her Options and Stock Appreciation Rights at any time prior to the earlier of (i) the date which is three months after such Termination Date, or (ii) the expiration date of the respective terms of the Options or Stock Appreciation Rights, as applicable, but only to the extent such Option or Stock Appreciation Right, as applicable, was vested prior to such Termination Date. Any Options or Stock Appreciation Rights which are not vested at such Termination Date shall be forfeited on the Termination Date.

         If the Participant dies after the Termination Date while his or her Options or Stock Appreciation Rights remain exercisable under this paragraph
(d), the duly appointed fiduciary of the Participant's estate or his or her Beneficiary may exercise the Options or Stock Appreciation Rights (to the extent that such Options or Stock Appreciation Rights were vested and exercisable prior to death), at any time prior to the earlier of (i) 12 months after the date of death, or (ii) the expiration of the respective terms of the Options or Stock Appreciation Rights, as applicable.


SECTION 12. CHANGE IN CONTROL PROVISIONS.

         Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

         (a) Any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested.

         (b) The restrictions and deferral limitations applicable to any Restricted Shares shall lapse, and such Restricted Shares shall become free of all restrictions and limitations and become fully vested and transferable.

         (c) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.

         (d) The restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

SECTION 13. CODE SECTION 162(M) PROVISIONS.

         (a) Notwithstanding any other provision of this Plan, if the Committee determines at the time any Restricted Shares, Performance Awards or Other Stock Unit Awards are granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a Covered Employee, then the Committee may provide that this Section 13 is applicable to such Award.

         (b) If an Award is subject to this Section 13, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, funds from operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, share price appreciation, total shareholder return (measured in terms of share price appreciation and dividend growth), or cost control, of the Company or the Affiliate or division of the Company for or within which the Participant is primarily employed. Such performance goals also may be based upon the attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of,
Section 162(m) of the Code and the regulations thereunder.

         (c) Notwithstanding any provision of this Plan other than Section 12, with respect to any Award that is subject to this Section 13, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

         (d) The Committee shall have the power to impose such other restrictions on Awards subject to this Section 13 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(B) of the Code or any successor thereto.

SECTION 14. AMENDMENTS AND TERMINATION.

The Board may amend, alter or discontinue the Plan at any time; provided, however, no amendment, alteration, or discontinuation shall be made that would impair the rights of an optionee or Participant under an Award theretofore granted, without the optionee's or Participant's consent; provided, further that, any amendment that would (i) except as is provided in Section 4(c) of the Plan, increase the total number of shares reserved for the purpose of the Plan, (ii) change the employees or class of employees eligible to participate in the Plan, (iii) change the minimum purchase price for any Option below the minimum price set forth in
Section 6(a) of the Plan, or (iv) materially (within the meaning of rules of NASD) change the terms of the Plan, shall not be effective without the approval of Perrigo Company's shareholders.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively; provided, that no such amendment shall impair the rights of any Participant without his or her consent.

SECTION 15. GENERAL PROVISIONS.

         (a) Unless the Committee determines otherwise with respect to an Award other than an Incentive Stock Option, no Award, and no Shares subject to Awards described in Section 10 which have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution; provided that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Unless the Committee determines otherwise, each Award shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Notwithstanding the foregoing, subject to such rules as the Committee may establish, a Nonstatutory Stock Option may be transferred by a Participant during his or her lifetime to a trust, partnership or other entity established for the benefit of the Participant and his or her immediate family which, for purposes of the Plan, shall mean those persons who, at the time of such transfer, would be entitled to inherit part or all of the estate of the Participant under the laws of intestate succession then in effect in the state in which the Participant resides if the Participant had died on such transfer date without a will.

         (b) Subject to the provisions of Section 6(b) and Section 7, the term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee.

         (c) No Employee or Participant shall have any claim to be granted any Award under the Plan nor to remain in the employment or service of the Company and there is no obligation for uniformity of treatment of Employees or Participants under the Plan. The Committee may, in its sole discretion, condition eligibility for an Award on the execution of a noncompete or similar-type agreement.

         (d) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

         (e) Except as provided in Section 13, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

         (f) The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended.

         (g) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, NASD, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (h) The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

         (i) Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

         (j) The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of any withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee shall be authorized to establish procedures for election by Participants to satisfy such withholding taxes by delivery of, or directing the Company to retain, Shares.

         (k) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is otherwise required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (l) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Michigan and applicable Federal law.

         (m) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

         (n) Awards may be granted to Employees, directors or consultants of the Company or Affiliates who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Participants on assignments outside their home country.

SECTION 16. EFFECTIVE DATE OF PLAN. The Plan shall be effective on the date that it is approved by the Company's stockholders (the "Effective Date").

SECTION 17. TERM OF PLAN. No Award shall be granted pursuant to the Plan after 10 years from the Effective Date, but any Award theretofore granted may extend beyond that date.

[PERRIGO LOGO]                    ----------------------------------------------
c/o National City Bank                         VOTE BY TELEPHONE
Corporate Trust Operations        ----------------------------------------------
Locator 5352
P.O. Box 92301                    Have your proxy card available when you call
Cleveland, OH 44193-0900          the TOLL-FREE NUMBER 1-800-542-1160 using a
                                  Touch-Tone phone. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

                                  ----------------------------------------------
                                               VOTE BY INTERNET
                                  ----------------------------------------------

                                  Have your proxy card available when you access the website HTTP://WWW.VOTEFAST.COM. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

                                  ----------------------------------------------
                                                  VOTE BY MAIL
                                  ----------------------------------------------

                                  Please mark, sign and date your proxy card and return it in the POSTAGE-PAID ENVELOPE provided or return it to: Stock Transfer Dept.
                                  (PC), National City Bank, P.O. Box 94509,
                                  Cleveland, OH 44101-4500.

-----------------------       -----------------------     -------------------
   VOTE BY TELEPHONE              VOTE BY INTERNET            VOTE BY MAIL
 Call TOLL-FREE using a        Access the WEBSITE and      Return your proxy
   Touch-Tone phone:              cast your vote:         in the POSTAGE-PAID
     1-800-542-1160           HTTP://WWW.VOTEFAST.COM      envelope provided
-----------------------       -----------------------     -------------------

                      VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD
     TIME ON MONDAY OCTOBER 27, 2003 TO BE COUNTED IN THE FINAL TABULATION.
  IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

        ============================================================

                    YOUR CONTROL NUMBER IS:

        ============================================================

                     PROXY MUST BE SIGNED AND DATED BELOW.
        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/
.................................................................................
PERRIGO COMPANY                                                           PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON OCTOBER 28, 2003.

The undersigned hereby appoints Douglas R. Schrank and John R. Nichols, or either of them with full power of substitution as attorneys and proxies to vote as designated, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on September 2, 2003, at the Annual Meeting of Shareholders to be held on October 28, 2003 or any adjournment thereof.

This proxy also provides voting instructions to the trustee under the Perrigo Company Profit Sharing Plan and directs the trustee to vote all the shares of Common Stock of Perrigo Company allocated to the undersigned's account as indicated on the reverse side.

                                   --------------------------------------------
                                   Signature

                                   --------------------------------------------
                                   Signature

                                   Date:                                 , 2003
                                         --------------------------------
                                   Please sign exactly as name appears hereon.
                                   When signing as attorney, executor,
                                   administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For your comments:
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.................................................................................
    \/ PLEASE FOLD AND DETACH COMMENT CARD AT PERFORATION BEFORE MAILING. \/



                            YOUR VOTE IS IMPORTANT!


If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.



              PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/
.................................................................................
PERRIGO COMPANY                                                          PROXY
--------------------------------------------------------------------------------
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED "FOR" PROPOSALS 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. Election of Directors whose three-year term of office will expire in 2006.
   Nominees: (01) Gary M. Cohen (02) David T. Gibbons (03) Judith A. Hemberger

   / / FOR all nominees listed above         / / WITHHOLD AUTHORITY
       (except as listed to the contrary         to vote for all nominees listed
       below)                                    above

   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME OR NUMBER BELOW:

   --------------------------------------------------------------------


2. Approval of the Company's 2003 Long-Term Incentive Plan.

   / /  FOR            / /   AGAINST             / /  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.